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                                                                    EXHIBIT 99.6

          SUMMARY OF COMPENSATORY ARRANGEMENTS WITH EXECUTIVE OFFICERS

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
John R. Bertucci                                                                $450,000
  Executive Chairman

Leo Berlinghieri                                                                $425,000
  President and Chief Executive Officer

Gerald G. Colella                                                               $290,000
  Chief Business Officer and Vice President

Ron Hadar                                                                       $205,000
  Vice President and General Manager, CIT Products

Robert L. Klimm                                                                 $222,936
  Vice President and General Manager, Power and Reactive Gas Products Group

John A. Smith                                                                   $260,747
  Vice President and Chief Technology Officer

William D. Stewart                                                              $235,139
  Vice President and General Manager, Vacuum Products Group

Ronald C. Weigner                                                               $240,011
  Vice President and Chief Financial Officer
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